STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes the Gabelli Capital Asset Fund, a series of Gabelli Capital Series Funds, Inc. (the "Company"). The SAI should be read in conjunction with the Fund's Prospectus dated May 1, 1999, and is incorporated by reference in its entirety into the Prospectus. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet Web site printed below.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com



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                                TABLE OF CONTENTS
                                                                                                             Page

General Information............................................................................................3
Investment Strategies and Risks................................................................................3
Investment Restrictions.......................................................................................11
Directors and Officers........................................................................................13
Control Persons and Principal Shareholders....................................................................16
Investment Advisory and Other Services........................................................................17
Portfolio Transactions and Brokerage..........................................................................20
Purchase and Redemption of Shares.............................................................................23
Computation of Net Asset Value................................................................................23
Dividends, Distributions and Taxes............................................................................24
Investment Performance Information............................................................................26
Description of the Fund's Shares and Voting Rights............................................................27
Financial Statements..........................................................................................29
Appendix A - Bond and Preferred Stock Ratings................................................................A-1

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                               GENERAL INFORMATION

     .........The Fund is a diversified, open-end, management investment company and commenced operations on May 1, 1995. The Fund is currently the only series of Gabelli Capital Series Funds, Inc., a corporation organized under the laws of the State of Maryland on April 8, 1993.

                         INVESTMENT STRATEGIES AND RISKS

     .........The  Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

Convertible Securities

     .........The  Fund may, as an interim  alternative  to investment in common stocks, purchase investment grade convertible debt securities having a rating of, or equivalent to, at least "BBB" by S&P Ratings Service, a division of McGraw Hill Companies ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. Securities rated less than "A" by S&P may have speculative characteristics. The Fund may also invest up to 25% of its assets in convertible debt securities which have a lesser rating or are unrated, provided, however, that the Fund may only invest up to 5% of its assets in corporate debt securities with a rating of, or equivalent to, an S&P rating of CCC or lower. Unrated convertible securities which, in the judgment of Gabelli Funds, LLC (the "Adviser"), have equivalent credit worthiness may also be purchased for the Fund. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer's capacity to pay interest and repay principal than are higher rated debt securities. See Appendix A - "Bond and Preferred Stock Ratings."

         Convertible securities are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer and may also include short-term debt obligations or preferred stock. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     .........In  selecting  convertible  securities  for the Fund,  the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability to the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

     .........The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

Debt Securities

         The Fund may purchase debt securities. The Fund will normally purchase only investment grade debt securities having a rating of, or equivalent to, at least BBB (which rating may have speculative characteristics) by S&P or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative debt securities. Corporate debt obligations having a B rating will likely have some quality and protective characteristics which, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions. The Fund may invest up to 5% of its assets in corporate debt securities having a rating of, or equivalent to, an S&P rating of CCC or lower (often referred to in the financial press as "junk bonds") which the Adviser believes present an opportunity for significant capital appreciation.

     .........Corporate  debt  securities  which are  either  unrated  or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strength. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities, which in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely on ratings and the receipt of income is only an incidental consideration.

 .........As in the case of the convertible debt securities  discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

Options

     .........The Fund may purchase or sell options on individual  securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio. The Fund will not purchase options if, as a result, the aggregate cost or proceeds of all outstanding options exceeds 5% of the Fund's assets. To the extent that puts, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the aggregate initial margin and premiums required to establish such positions, other than for hedging purposes, will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

     .........A  call  option is a contract  that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right in return for a premium to sell to the seller the underlying security at a specified price. The seller of the put option, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund's transactions in options may be subject to specific segregation requirements. See "Hedging Transactions" below.

     .........If the Fund has sold an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously sold. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

 .........The  purchaser  of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold other than on an exchange in private transactions also impose on the Fund the credit risk that the counterparty will fail to honor its obligations.



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Investments in Warrants and Rights

     .........Warrants  basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

     .........The  Fund may  invest in  warrants  and rights  (other  than those acquired in units or attached to other securities) but will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

     .........The Fund may invest in small, less well-known companies (including predecessors) which have operated for less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may have to lower the price, sell other securities instead or forego an investment opportunity. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. This risk could have a negative impact on Fund management or performance.

     .........The Fund will not in the aggregate invest more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

Corporate Reorganizations

 .........In   general,   securities  of  companies   engaged  in  reorganization
transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

 .........In  making  such  investments,  the Fund  will not  violate  any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

When Issued, Delayed Delivery Securities and Forward Commitments

     .........The  Fund is authorized to buy and sell when issued  securities as an additional investment strategy in furtherance of its investment objectives.

 .........In utilizing this strategy, the Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a "when, as and if issued" security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

     .........Securities  purchased  under a forward  commitment  are subject to market fluctuation and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its Custodian cash or liquid securities with the Fund's Custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments. When the Fund engages in when-issued , delayed-delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain an advantageous price.

Other Investment Companies

         The Fund does not intend to purchase the shares of other open-end investment companies and reserves the right to invest up to 10% of its total assets in the securities of closed-end investment companies, including small business investment companies (not more than 5% of its total assets may be invested in not more than 3% of the voting securities of any investment company). To the extent that the Fund invests in the securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

Short Sales

     .........The  Fund may make short  sales of  securities.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 10% of the outstanding securities of that class. Short sales may only be made in securities listed on a national securities exchange. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

     .........When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

 .........The  Fund's obligation to replace the borrowed security will be secured
by  collateral  deposited  with  the  broker-dealer,   usually  cash  or  liquid
securities. The Fund will also be required to deposit similar collateral with its Custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements

         The Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, an investor (e.g., the Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

     .........The  Fund's risk is primarily  that, if the seller  defaults,  the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. The Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with illiquid securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested.

Borrowing

     .........The  Fund may borrow money from banks (1) as may be necessary  for the clearance of portfolio transactions, and (2) for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund will not purchase any portfolio securities at any time its borrowings exceed 5% of its assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

Hedging Transactions

     .........Futures  Contracts. The Fund may enter into futures contracts only for certain bona fide hedging and risk management purposes. The Fund may enter into futures contracts for the purchase or sale of debt securities, debt instruments, or indices of prices thereof, stock index futures, other financial indices, and U.S. Government securities.

     .........A  "sale" of a futures  contract (or a "short"  futures  position)
means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.

     .........Certain  futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission, an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

     .........These contracts entail certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices, possible reduction of the Fund's yield due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves.

     .........Currency  Transactions.  The Fund may enter into various  currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or on currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. Forward foreign currency contracts are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Futures contracts are similar to forward contracts except that they are traded on an organized exchange and the obligations thereunder may be offset by taking an equal but opposite position to the original contract, with profit or loss determined by the relative prices between the opening and offsetting positions. The Fund expects to enter into these currency contracts in primarily the following circumstances: to "lock in" the U.S. dollar equivalent price of a security the Fund is contemplating to buy or sell that is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund's portfolio has exposure. The Fund anticipates seeking to achieve the same economic result by utilizing from time to time for such hedging a currency different from the one of the given portfolio security as long as, in the view of the Adviser, such currency is essentially correlated to the currency of the relevant portfolio security based on historic and expected exchange rate patterns.

     .........While  currency  transactions  may  limit  losses to the Fund as a result of exchange rate fluctuation they will also limit any gains that might otherwise have been realized. Currency transactions include the risk that securities losses could be magnified by changes in the value of the currency in which a security is denominated relative to the U.S. dollar.

     .........The  Adviser may choose to use such  instruments  on behalf of the
Fund depending upon market conditions prevailing and the perceived investment needs of the Fund. Futures contracts, interest rate swaps, and options on securities, indices and futures contracts and certain currency contracts sold by the Fund are generally subject to segregation and coverage requirements with the result that, if the Fund does not hold the security or futures contract underlying the instrument, the Fund will be required to segregate on an ongoing basis with its Custodian, cash, U.S. Government securities, or other liquid securities in an amount at least equal to the Fund's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Fund maintaining securities positions it would otherwise liquidate or segregating assets at a time when it might be disadvantageous to do so. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively broad and deep as compared to the markets for similar instruments which are established in the interbank market. In accordance with the current position of the staff of the SEC, the Fund will treat swap transactions as illiquid for purposes of the Fund's policy regarding illiquid securities.

         The Fund may use options and futures to hedge the risks of investing in the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. At times, hedging strategies may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

         The Fund may also enter into various currency transactions, including forward foreign currency contracts, foreign currency or currency index futures contracts and put and call options on such contracts or currencies. Such currency transactions may limit losses to the Fund due to changes in exchange rates, but they also limit gains the Fund may have realized otherwise. If the Adviser wrongly predicts the direction of the change in the value of a foreign currency, the losses the Fund suffers on a foreign security denominated in that security could be magnified.

                             INVESTMENT RESTRICTIONS

     .........The Fund has adopted the following  investment  restrictions which may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under such restrictions, the Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4.       Make loans of its assets except for the purchase of debt securities;

5. Borrow money except subject to the restrictions set forth in the Prospectus under "Borrowing";

6. Mortgage, pledge or hypothecate any of its assets except (a) that, in connection with permissible borrowings mentioned in paragraph 5 above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and (b) in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

7. Invest more than 5% of its total assets in more than 3% of the securities of another investment company or invest more than 10% of its total assets in the securities of other investment companies, nor make any such investments other than through purchase in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

8.       Act as an underwriter of securities of other issuers;

9. Invest, in the aggregate, more than 15% of the value of its total assets in securities for which market quotations are not readily available, securities which are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

10. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing, hedging transaction, short sale, when-issued or forward commitment transaction or similar investment strategy;

12. Participate on a joint, or a joint and several, basis in any securities trading account; or

13. Invest in companies for the purpose of exercising control.

         There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of the Fund, in the securities rating of the investment, or any other later change.

                             DIRECTORS AND OFFICERS

         Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Directors and principal officers of the Company, their ages and their principal business occupations during the last five years are shown below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York, 10580-1434. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.


Name, Address, Age and                                                    Principal Occupations
Position(s) with Company                                                  During Last Five Years

Mario J. Gabelli, CFA, * 56                            Chairman  of the Board,  Chief  Executive  Officer and Chief
Chairman of the Board,                                 Investment  Officer of Gabelli Asset  Management Inc. (since
President and Chief Investment Officer                 1999) and  Gabelli  Funds,  Inc.;  Director  or Trustee  and
                                                       Officer of various  other
                                                       mutual  funds  advised by
                                                       Gabelli  Funds,  LLC  and
                                                       its affiliates;  Chairman
                                                       of the  Board  and  Chief
                                                       Executive    Officer   of
                                                       Lynch         Corporation
                                                       (diversified
                                                       manufacturing         and
                                                       communications   services
                                                       company); and Director of
                                                       East/West  Communications
                                                       Inc.

Anthony J. Colavita, 64                                President  and Attorney at Law in the law firm of Anthony J.
Director                                               Colavita,  P.C.  since 1961.  Director or Trustee of various other mutual  funds  advised by Gabelli  Funds,  LLC and its affiliates.

Arthur V. Ferrara, * 69                                Director of The Guardian Life Insurance  Company of America;
Director                                               formerly,  Chairman of the Board and Chief Executive Officer
                                                       from   January   1993  to
                                                       December 1995; President,
                                                       Chief  Executive  Officer
                                                       and  a   Director   prior
                                                       thereto;  Director of The
                                                       Guardian    Insurance   &
                                                       Annuity  Company,   Inc.,
                                                       Guardian         Investor
                                                       Services Corporation, and
                                                       five mutual  funds within
                                                       the     Guardian     Fund
                                                       Complex.







Name, Address, Age and                                                    Principal Occupations
Position(s) with Company                                                  During Last Five Years

Karl Otto Pohl, *+ 69                                  Member of the  Shareholder  Committee of Sal Oppenheim Jr. &
Director                                               Cie (private  investment  bank) since 1991;  Board Member of
                                                       Gabelli Asset  Management
                                                       Inc.          (investment
                                                       management),       Zurich
                                                       Allied  (insurance),  and
                                                       TrizecHahn Corp.;  former
                                                       President of the Deutsche
                                                       Bundesbank  and  Chairman
                                                       of   its   Central   Bank
                                                       Council from 1980 through
                                                       1991. Director or Trustee
                                                       of all other mutual funds
                                                       advised by Gabelli Funds,
                                                       LLC and its affiliates.

Anthony  R. Pustorino, CPA, 73                         Certified Public Accountant;  Professor of Accounting,  Pace
Director                                               University;  Director  or Trustee of  various  other  mutual funds advised by Gabelli Funds, LLC and its affiliates.

Werner J. Roeder, M.D., 58                             Director  of  Surgery,   Lawrence  Hospital  and  practicing
Director                                               private  physician;  Director  or Trustee  of various  other
                                                       mutual  funds  advised  by  Gabelli   Funds,   LLC  and  its
                                                       affiliates.

Anthonie C. van Ekris, 65                              Managing  Director  of  Balmac  International;  Director  of
Director                                               Stahal Hardmayer A.G.;  Director or Trustee of various other
                                                       mutual  funds  advised  by  Gabelli   Funds,   LLC  and  its
                                                       affiliates.

Bruce N. Alpert, 47                                    Executive Vice President and Chief Operating  Officer of the
Vice President and Treasurer                           Adviser;  President and Director of Gabelli  Advisers,  Inc.
                                                       and an officer of all funds  advised by Gabelli  Funds,  LLC and its affiliates.

James E. McKee, 35                                     Vice  President,   General  Counsel  and  Secretary  of  the
Secretary                                              Adviser;   Vice  President  and  General  Counsel  of  GAMCO
                                                       Investors,  Inc.  since 1993 and  Gabelli  Asset  Management
                                                       Inc.  since 1999;  Secretary of all Funds advised by Gabelli
                                                       Funds, LLC and Gabelli Advisers, Inc. since August 1995.







Name, Address, Age and                                                    Principal Occupations
Position(s) with Company                                                  During Last Five Years

Ryan W. Johnson,  38 Vice President,  Equity  Marketing,  The Guardian Life Vice
President  Insurance  Company of America,  3/98 - present;  Second Vice 201 Park
Avenue South President,  Equity Sales, 3/95 - 3/98; Regional Sales New York, New
York 10003 Director for Equity Products, Western Division prior
                                                       thereto.   Vice  President,   Equity  Sales,   The  Guardian
                                                       Insurance & Annuity  Company,  Inc.,  Senior Vice  President
                                                       and National  Sales Director of Guardian  Investor  Services
                                                       Corporation.
         .........
+        Mr. Pohl is a director of the parent company of the Adviser.

         The Company has agreed that The Guardian Insurance & Annuity Company, Inc. ("GIAC") shall have the right to nominate one person for election to the Company's Board of Directors, and Mr. Ferrara was nominated by GIAC pursuant to this agreement.

         The Company pays each Director who is not an employee of the Manager, the Adviser or an affiliated company an annual fee of $3,000 and $500 for each meeting of the Board of Directors attended by the Director, and reimburses Directors for certain travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. If the net assets of the Fund exceed $500 million, a non-interested Director will receive an annual fee of $500 for serving as the chair of a committee of the Board of the Directors and a $250 fee for each committee meeting attended. For the fiscal year ended December 31, 1998, such paid fees amounted to $27,000. Directors and Officers of the Company who are employed by the Manager, the Adviser or an affiliated company receive no compensation or expense reimbursement from the Company.

         The following table sets forth certain information regarding the compensation of the Company's Directors. No Executive Officer or person affiliated with the Company received compensation from the Company for the calendar year ended December 31, 1998 in excess of $60,000.

                               Compensation Table

                                                                                   Total Compensation From the Fund
                                                         Aggregate                         and Fund Complex
             Name of Person                            Compensation                       Paid to Directors*
                Position                               From the Fund

Mario J. Gabelli
Chairman of the Board                                 $         0                           $         0  (13)

Anthony J. Colavita
Director                                              $     5,000                           $    81,500  (14)

Arthur V. Ferrara
Director                                              $         0                           $         0  (1)

Karl Otto Pohl
Director                                              $     5,000                           $   102,466  (15)

Anthony R. Pustorino
Director                                              $     6,000                           $   100,500  (10)

Werner Roeder, M.D.
Director                                              $     6,000                           $    25,000  (7)

Anthonie C. van Ekris
Director                                              $     5,000                           $    57,500  (11)

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same fund complex as the Fund, because, among other things, they have common or affiliated investment advisers.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         The separate accounts of GIAC hold the majority of the Fund's shares and therefore are considered to be control persons of the Fund.

     As of April 1, 1999, as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         The Manager. Pursuant to a Management Agreement with the Company, Guardian Investor Services Corporation, (the "Manager"), subject to the supervision of the Board of Directors of the Company and in conformity with the stated policies of the Fund, supervises the performance of administrative and professional services provided by others to the Fund including the Adviser and First Data Investor Services Group, Inc., the sub-administrator of the Fund (the "Sub-Administrator"). The management services provided to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management or investment advisory services to others.

         The Manager bears all expenses in connection with the services it renders under the Management Agreement and the costs and expenses payable to the Adviser pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Company.

         The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty ("Disabling Conduct"), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by the Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

         The Management Agreement is terminable without penalty on sixty days' written notice by the Manager or by the Fund when authorized by the Directors of the Company or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Management Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Directors who are not interested persons of the Fund within the meaning of the 1940 Act ("Disinterested Directors") cast in person at a meeting called specifically for the purpose of voting on the continuance.

         During the fiscal years ended December 31, 1998, 1997 and 1996, the Manager received management fees from the Fund totaling $1,392,897, $700,568 and $433,279, respectively, of which the Manager paid $1,044,673, $525,426 and $329,959 to the Adviser, respectively, for the same periods.

         The Adviser. Pursuant to an Investment Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions for the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Company and the Manager.

         Under the Investment Advisory Agreement, the Adviser also provides, or arranges for others to provide at the Adviser's cost, the following administrative services: (1) providing the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide efficient administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (2) overseeing the performance of administrative and professional services provided to the Fund by others, including the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as legal, accounting, auditing and other services performed for the Fund;
(3) providing the Fund, if requested, with adequate office space and facilities;
(4) preparing, but not paying for, periodic updating of the Fund's registration statement, Prospectus and SAI, including the printing of such documents for the purpose of filings with the SEC; (5) supervising the calculation of the Fund's net asset value per share; (6) preparing, but not paying for, any filings under state law; and (7) preparing notices and agendas for meetings of the Company's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board. The Adviser has delegated its administrative duties to the Sub-Administrator as described below under "Sub-Administrator."

         Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own accounts or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. Although such activities may limit to some extent the ability of the Fund to make such investments, the Adviser does not believe that any such limitations will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have substantial pecuniary interests. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO, a subsidiary of the Adviser. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

         The Investment Advisory Agreement provides that absent Disabling Conduct, the Adviser will not be liable for any error of judgment or mistake of law or for losses sustained respectively by the Fund. However, the Investment Advisory Agreement provides that the Fund is not waiving any rights it may have which cannot be waived. The Investment Advisory Agreement also provides indemnification for the Adviser and its directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct. The Investment Advisory Agreement permits the Adviser to act as investment adviser to others, provided that whenever the Fund and one or more other portfolios of or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed to be equitable to each entity. In some cases, this procedure may adversely affect the size of the position obtainable for the Fund.

         The Investment Advisory Agreement is terminable without penalty on sixty days' written notice by the Manager, the Adviser or, when authorized by the Directors of the Company, or a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, and rules thereunder. The Investment Advisory Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Investment Advisory Agreement is approved annually by the Directors of the Company or a vote by a majority of the outstanding shares of the Fund and in either case, by a majority vote of the Disinterested Directors cast in person at a meeting called specifically for the purpose of voting on the continuance.

         Expenses. In addition to the fees of the Manager, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent auditor's services, charges of the Custodian, Transfer Agent and Dividend Disbursing Agent and any persons hired by the Fund, SEC fees, compensation including fees of the Fund's unaffiliated directors, officers and employees, accounting costs for reports sent to owners of the Contracts which provide for investment in the Fund ("Contractowner(s)"), the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage and other trading costs, taxes, all expenses of computing the Fund's net asset value per share, expenses involved in registering and maintaining the registration of the Fund's shares with the SEC and qualifying the Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses such as
Contractowner servicing, distribution of reports to Contractowners and prospectus printing and postage will be borne by The Guardian Insurance Annuity Company, Inc. ("GIAC").

         Sub-Administrator. The Adviser has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc. (the "Sub-Administrator") covering the Fund and certain other funds advised by the Adviser. Under the Sub-Administration Agreement, the Sub-Administrator provides certain administrative services necessary for the Fund's operations, including the preparation and distribution of materials for meetings of the Company's Board of Directors relating to the Fund, compliance testing of Fund activities and assistance in the preparation of proxy statements, reports to Contractowners and other documentation. The Sub-Administrator, which is a subsidiary of First Data Corporation, has its principal office at One Exchange Place, Boston, Massachusetts 02109. The Adviser and not the Fund pays the fees of the Sub-Administrator. For its services to the Fund, the Sub-Administrator receives an annual fee calculated at the following rates based on the aggregate daily net assets of all funds that are advised by the Adviser and administered by the Sub-Administrator: .10% for aggregate assets up to $1 billion, .08% for aggregate assets over $1 billion to $1.5 billion, .03% for aggregate assets over $1.5 billion to $3 billion and .02% thereafter.

         The Distributor. The Fund has entered into a Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is a majority owned subsidiary of Gabelli Funds, LLC, having principal offices located at One Corporate Center, Rye, New York 10580-1434. The Distributor acts as agent of the Fund for the continuous offering of the Fund's shares to separate accounts of GIAC.

         The Distribution Agreement is terminable by the Distributor or the Fund at any time without penalty on sixty days' written notice, provided, that termination by the Fund must be directed or approved by the Board of Directors of the Company or by the vote of the holders of a majority of the outstanding securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act. The Distribution Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as continuance of the Distribution Agreement is approved annually by the Company's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either case, also by a majority of the Disinterested Directors.

         Custodian, Transfer Agent and Dividend Disbursing Agent. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the Custodian for the Fund's cash and securities. Foreign securities purchased by the Fund will be maintained in the custody of either foreign banks or trust companies that are members of State Street's Global Custody Network, or foreign depositories used by such members. State Street is the Transfer Agent for the Fund's shares as well. Boston Financial Data Services, Inc., an affiliate of State Street, performs the shareholder services on behalf of State Street and is located at The BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171.

     Counsel. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as counsel for the Fund.

     Independent Auditors. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed independent auditors for the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Subject to applicable law and procedures adopted by the Directors, the Adviser may (1) direct Fund portfolio brokerage to the Distributor or any other broker-dealer affiliates of the Adviser; (2) pay commissions to brokers other than the Distributor which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts of itself and any investment adviser affiliated with it; and (3) consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

         Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Options transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount.

         The Adviser currently serves as adviser to a number of investment company clients and may in the future act as adviser to others. Affiliates of the Adviser act as investment adviser to numerous private accounts. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as it is deemed equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

         The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Adviser may also consider sales of shares of the Fund and any other registered investment companies managed by the Adviser and its affiliates by brokers and dealers other than the Distributor as a factor in its selection of brokers and dealers to execute portfolio transactions for the Fund.

         The Adviser may also place orders for the purchase or sale of portfolio securities with the Distributor, a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser, or any other broker-dealer affiliate with the Adviser, when it appears that, as an introducing broker or otherwise, the affiliated broker-dealer can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers.

         As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" which provide that the commissions paid to the Distributor on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the Procedures contain requirements that the Board, including its Disinterested Directors, conduct periodic compliance reviews of such brokerage allocations and review the Procedures at least annually for their continuing compliance with the foregoing standard. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.

         To obtain the best execution of portfolio trades on The New York Stock Exchange, Inc. ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to the Distributor. The Distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct access rules similar to those of the NYSE.

         The following table sets forth certain information regarding the Fund's payment of brokerage commissions including commissions paid to the Distributor:

                                                                     Fiscal Year Ended             Commissions
                                                                        December 31,                   Paid
Total Brokerage Commissions                                                 1996                     $ 98,352
                                                                            1997                     $128,605
                                                                            1998                     $225,587

Commissions paid to Gabelli & Company                                       1996                     $ 66,310
                                                                            1997                     $ 99,105
                                                                            1998                     $187,764

% of Total Brokerage Commissions paid to Gabelli & Company                  1998                      83.23%

% of Total Transactions involving Commissions paid to Gabelli               1998                      82.14%
     & Company



                        PURCHASE AND REDEMPTION OF SHARES

         Fund shares are continuously offered to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to its Contractowners units in its separate accounts which directly correspond to shares in the Fund. GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners.

         The prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

                         COMPUTATION OF NET ASSET VALUE

         In the calculation of the Fund's net asset value: (1) a portfolio security listed or traded on the NYSE or the American Stock Exchange or quoted by NASDAQ is valued at its last sale price on that exchange or market (if there were no sales that day, the security is valued at the mean of the closing bid and asked prices; if there were no asked prices quoted on that day, the security is valued at the closing bid price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices (if there were no asked prices quoted on that day, the security is valued at the closing bid price); and (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Directors.

         Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

         U.S. Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having more than 60 days remaining until maturity are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued by the Fund under procedures established by and under the general supervision and responsibility of the Company's Board of Directors designed to reflect in good faith the fair value of such securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         All dividends and capital gains distributions paid by the Fund will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Fund. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains. However, the Fund currently intends to pay dividends and capital gains distributions, if any, on an annual basis. Contractowners who own units in a separate account which correspond to shares in the Fund will be notified when distributions are made.

         The Fund is treated as a separate entity for federal income tax purposes. The Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"), in order to be relieved of federal income tax on that part of its net investment income and realized capital gains which it distributes to GIAC's separate accounts. To qualify, the Fund must meet certain relatively complex tests. The loss of such status would result in the Fund being subject to federal income tax on its taxable income and gains. In addition, the Fund must distribute at least 90% of its net investment income and 90% of its net tax-exempt interest income each year.

         The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Fund's investments in accordance with those requirements. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts.

         To comply with regulations under Section 817(h) of the Code, the Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and each U.S. Government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the separate account's sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as described currently in the Prospectus or that the Fund will not have to change its investment policies or goals.

Hedging Transactions

         The Fund's transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies), short sales against the box and warrants will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% distribution requirement for avoiding income tax. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in a short sale against the box or acquires any foreign currency, forward contract, option, futures contract, warrant or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Withholding Taxes

         Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries can vary.

Passive Foreign Investment Companies

         If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

         Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

         Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to Federal, state or local taxes.

                       INVESTMENT PERFORMANCE INFORMATION

         The Fund may, from time to time, provide performance information in advertisements, sales literature or other materials furnished to existing or prospective owners of GIAC's variable contracts. When performance information is provided in advertisements, it will include the effect of all charges deducted under the terms of the specified contract, as well as all recurring and non-recurring charges incurred by the Fund. All performance results are historical and are not representative of future results.

         Total return and average annual total return reflect the change in value of an investment in the Fund over a specified period, assuming the reinvestment of all capital gains distributions and income dividends. Average annual total returns show the average change in value for each annual period within a specified period. Total returns, which are not annualized, show the total percentage or dollar change in value over a specified period. Promotional materials relating to the Fund's performance will always at least provide average annual total returns for one, five and ten years (if applicable). The Fund may also compare its performance to other investment vehicles or other mutual funds which have similar investment objectives or programs.

         Quotations of total return will reflect only the performance of a hypothetical investment in the Fund during the particular time period shown. The Fund's total return may vary from time to time depending on market conditions, the compositions of the Fund's portfolio and operating expenses. Total return should also be considered relative to changes in the value of the Fund's shares and the risks associated with the Fund's investment objectives and policies. At any time in the future, total returns may be higher or lower than past total returns and there can be no assurance that any historical return will continue.

         In connection with communicating its total return to current or prospective shareholders, the Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years, if applicable (up to the life of the Fund), and are calculated pursuant to the following formula:

                                  P(1+T)n =ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Manager or the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The Fund may also state the total return figures without a sales charge along with such figures.

         The Fund's average annual total returns for the one year period ended December 31, 1998 and the period from inception on May 1, 1995 through the fiscal year ended December 31, 1998 were 11.67% and 19.40%, respectively.

         In its reports, investor communications or advertisements, the Fund may also include: (1) descriptions and updates concerning its strategies and portfolio investments; (2) its goals, risk factors and expenses compared with other mutual funds; (3) analysis of its investments by industry, country, credit quality and other characteristics; (4) a discussion of the risk/return continuum relating to different investments; (5) the potential impact of adding foreign stocks to a domestic portfolio; (6) the general biography or work experience of the portfolio manager of the Fund; (7) portfolio manager commentary or market updates; (8) discussion of macroeconomic factors affecting the Fund and its investments; and (9) other information of general interest to investors such as personal financial planning.

               DESCRIPTION OF THE FUND'S SHARES AND VOTING RIGHTS

         The Company has authorized capital stock consisting of one billion shares having a par value of one-tenth of one cent ($.001) per share. Of these authorized shares, five hundred million are designated as shares of the Fund. The Company's Board of Directors has the authority to create additional series funds without obtaining stockholder approval. The Company is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued, will be fully paid and nonassessable. Semi-annual and annual reports will be sent to all Contractowners which include a list of the Fund's portfolio securities and its financial statements which shall be audited annually.

         Through its separate accounts, GIAC is the Fund's sole stockholder of record, so, under the 1940 Act, GIAC is deemed to be in control of the Fund. Nevertheless, when a stockholders' meeting occurs, GIAC solicits and accepts voting instructions from its Contractowners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. GIAC then votes the Fund's shares that are attributable to its Contractowners' interests in the Fund in accordance with their instructions. GIAC will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

         Each share of the Fund is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the directors.

                              FINANCIAL STATEMENTS


=============

---------------
Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

-----------------------
COMMON STOCKS -- 100.1%
-----------------------

                                                                         Market
Shares                                                 Cost               Value
--------------------------------------------------------------------------------
Aerospace--0.2%
      10,000     Boeing Co.                       $    387,613     $    326,250
                                                  ------------     ------------
Agriculture--1.0%
      88,550     Archer-Daniels-Midland
                   Co.                               1,559,532        1,521,953
                                                  ------------     ------------
Automotive: Parts and Accessories--4.2%
      10,000     Dana Corp.                            330,161          408,750
      52,000     GenCorp Inc.                          851,619        1,296,750
      60,000     Modine Manufacturing Co.            2,081,405        2,175,000
      53,000     Standard Motor
                   Products Inc.                     1,168,013        1,285,250
      22,000     TransPro Inc.                         182,530          107,250
      60,000     Wynn's International Inc.             719,079        1,327,500
                                                  ------------     ------------
                                                     5,332,806        6,600,500
                                                  ------------     ------------
Aviation: Parts and Services--4.1%
      16,500     AAR Corp.                             223,738          389,812
      27,500     Barnes Group Inc.                     770,907          807,812
      25,000     Coltec Industries Inc. +              370,173          487,500
      16,000     Curtiss-Wright Corp.                  470,869          610,000
      80,000     Fairchild Corp., Cl. A              1,623,662        1,260,000
       7,500     Hi-Shear Industries Inc.               21,717           19,453
      31,000     Hudson General Corp.                1,227,562        1,953,000
      10,000     Kaman Corp., Cl. A                    150,871          160,625
      17,000     Moog Inc., Cl. A +                    435,250          665,125
                                                  ------------     ------------
                                                     5,294,750        6,353,327
                                                  ------------     ------------
Broadcasting--5.1%
      70,000     Ackerley Communications
                   Inc.                                598,717        1,277,500
      34,235     Chris-Craft Industries Inc.         1,422,761        1,649,699
      18,000     Gray Communications
                   Systems Inc.                        326,825          329,625
      80,000     Gray Communications
                   Systems Inc., Cl. B               1,015,413        1,095,000
      33,000     Liberty Corp.                       1,614,146        1,621,125
      16,500     United Television Inc.              1,394,455        1,897,500
                                                  ------------     ------------
                                                     6,372,318        7,870,449
                                                  ------------     ------------
Building and Construction--1.0%
      25,000     CalMat Co.                            773,125          771,875
      30,500     Nortek Inc.                           909,275          842,563
                                                  ------------     ------------
                                                     1,682,400        1,614,438
                                                  ------------     ------------
Business Services--0.9%
      30,000     Cendant Corp. +                       418,463          571,875
      37,000     Nashua Corp. +                        526,796          492,563
      25,000     Republic Industries Inc. +            495,733          368,750
                                                  ------------     ------------
                                                     1,440,992        1,433,188
                                                  ------------     ------------
Cable--7.9%
     150,000     Cablevision Systems
                   Corp., Cl. A +                    1,551,661        7,528,125
      70,000     MediaOne Group Inc.                 2,047,177        3,290,000
      17,000     Tele-Communications
                   Inc., Cl. A +                       502,219          940,313
      22,000     United International
                   Holdings Inc., Cl. A +              298,391          423,500
                                                  ------------     ------------
                                                     4,399,448       12,181,938
                                                  ------------     ------------
Consumer Products--2.9%
     105,000     Carter-Wallace Inc.                 1,693,052        2,060,625
      18,000     Gallaher Group plc                    310,807          489,375
      57,000     General Cigar Holdings
                   Inc. +                              570,016          495,188
      18,000     General Cigar Holdings
                   Inc., Cl. B (a)                     164,172          156,375
      35,000     General Housewares Corp.              365,088          420,000
      21,000     National Presto Industries
                   Inc.                                824,315          895,125
                                                  ------------     ------------
                                                     3,927,450        4,516,688
                                                  ------------     ------------
Consumer Services--3.2%
     175,000     Loewen Group Inc.                   2,503,272        1,476,563
     200,000     Rollins Inc.                        3,862,912        3,500,000
                                                  ------------     ------------
                                                    6,366,184        4,976,563
                                                  ------------     ------------
Diversified Industrial--3.8%
      40,000     Ampco-Pittsburgh Corp.                639,126          435,000
       9,000     Crane Co.                             139,950          271,688
      43,000     GATX Corp.                          1,214,549        1,628,625
      20,000     Honeywell Inc.                      1,266,661        1,506,250
      58,000     Katy Industries Inc.                  848,600        1,018,625
      17,500     Thomas Industries Inc.                290,747          343,438
      35,000     Tyler Corp.+                           76,475          214,375
      50,000     WHX Corp.                             625,488          503,125
                                                  ------------     ------------
                                                     5,101,596        5,921,126
                                                  ------------     ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

                                                                        Market
Shares                                                 Cost              Value
--------------------------------------------------------------------------------
Energy and Utilities--3.4%
      30,000     BJ Services Co. +                $    460,465     $    468,750
       3,000     Cilcorp Inc.                          183,150          183,563
     224,073     Citizens Utilities Co., Cl. B       2,217,435        1,820,593
       3,000     Commonwealth Energy
                   System                              117,240          121,500
      15,000     Eastern Enterprises                   589,250          656,250
      90,000     Kaneb Services Inc. +                 274,500          365,625
       7,000     New England Electric
                   System                              337,864          336,875
      42,000     PennzEnergy Co. +                   1,114,089          685,125
      37,000     Pennzoil-Quaker State
                   Co. +                               971,747          548,063
       5,000     Southwest Gas Corp.                   132,834          134,375
                                                  ------------     ------------
                                                     6,398,574        5,320,719
                                                  ------------     ------------
Entertainment--11.9%
      84,664     Ascent Entertainment
                   Group Inc. +                        915,974          624,397
      24,000     Fisher Companies Inc.               1,631,566        1,644,000
      40,000     GC Companies Inc. +                 1,588,242        1,665,000
     104,000     Tele-Communications Inc./
                   Liberty Media Group,
                   Cl. A +                           1,452,465        4,790,500
      45,000     Time Warner Inc.                      911,719        2,792,813
      77,000     USA Networks Inc. +                 1,026,532        2,550,625
      60,000     Viacom Inc., Cl. A +                2,005,843        4,413,750
                                                  ------------     ------------
                                                     9,532,342       18,481,085
                                                  ------------     ------------
Environmental Services--0.2%
      63,000     EnviroSource Inc. +                   638,073          322,875
                                                  ------------     ------------
Equipment and Supplies--11.3%
     100,000     Aeroquip-Vickers Inc.               3,610,928        2,993,750
      36,000     AMETEK Inc.                           634,245          803,250
      36,000     CLARCOR Inc.                          686,041          720,000
      15,000     CTS Corp.                             219,200          652,500
      22,000     Daniel Industries Inc.                320,856          266,750
       3,000     Eastern Co.                            74,750           76,125
     115,500     Fedders Corp.                         682,345          671,344
      63,000     Flowserve Corp.                     1,588,451        1,043,438
      12,500     Franklin Electric Co. Inc.            409,386          843,750
     100,000     Hussmann International Inc.         1,364,427        1,937,500
      40,000     IDEX Corp.                          1,189,388          980,000
      25,000     Interlake Corp. +                     175,000          175,000
      10,000     Kollmorgen Corp.                      173,432          152,500
      28,000     Navistar International
                   Corp. +                             499,200          798,000
      28,000     Pittway Corp.                         527,107          946,750
      30,000     Sequa Corp., Cl. A +                1,048,823        1,796,250
      48,000     SPS Technologies Inc. +             2,053,163        2,670,000
                                                  ------------     ------------
                                                    15,256,742       17,526,907
                                                  ------------     ------------
Financial Services--5.3%
      62,000     American Bankers
                   Insurance Group Inc.              3,763,691        2,999,250
      62,000     Argonaut Group Inc.                 1,910,351        1,519,000
      20,000     Block (H & R) Inc.                    864,643          900,000
      10,000     Mellon Bank Corp.                     620,920          687,500
      55,000     Midland Co.                           836,172        1,326,875
      42,000     Pioneer Group Inc.                  1,091,116          829,500
                                                  ------------     ------------
                                                     9,086,894        8,262,125
                                                  ------------     ------------
Food and Beverage--10.1%
       4,000     Bestfoods Inc.                        193,171          213,000
      85,000     Celestial Seasonings Inc.             950,273        2,364,063
      38,000     Corn Products
                   International Inc.                1,223,226        1,154,250
      20,000     General Mills Inc.                  1,370,594        1,555,000
      15,000     Heinz (H.J.) Co.                      809,650          849,375
       4,000     Keebler Foods Co.                     108,399          150,500
      52,000     Kellogg Co.                         1,991,795        1,774,500
      50,000     PepsiCo Inc.                        1,900,172        2,046,875
      15,000     Quaker Oats Co.                       652,458          892,500
      45,000     Seagram Co.                         1,543,720        1,710,000
      22,000     Tootsie Roll Industries Inc.          400,141          860,750
       8,000     Twinlab Corp.                         151,916          105,000
      78,000     Whitman Corp.                       1,228,673        1,979,250
                                                  ------------     ------------
                                                    12,524,188       15,655,063
                                                  ------------     ------------
Health Care--1.0%
     120,000     IVAX Corp. +                        1,171,880        1,492,500
                                                  ------------     ------------

                       See notes to financial statements.

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--------------------------

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1998

                                                                         Market
Shares                                                 Cost               Value
--------------------------------------------------------------------------------
Hotels and Gaming--4.1%
     140,000     Aztar Corp. +                    $  1,035,984     $    708,750
     100,000     Gaylord Entertainment
                   Co., Cl. A                        2,735,008        3,012,500
      80,000     Hilton Hotels Corp.                 1,995,189        1,529,999
     100,000     Jackpot Enterprises Inc.            1,095,401          943,749
      55,000     Trump Hotels & Casino
                   Resorts Inc. +                      470,188          206,249
                                                  ------------     ------------
                                                     7,331,770        6,401,247
                                                  ------------     ------------
Publishing--7.5%
      15,000     Harcourt General Inc.                 702,375          798,750
      24,000     Lee Enterprises Inc.                  591,706          744,000
      20,500     McClatchy Newspapers
                   Inc., Cl. A                         559,269          725,188
       6,000     McGraw-Hill Companies
                   Inc.                                453,419          611,250
      65,000     Media General Inc., Cl. A           2,626,046        3,444,999
      15,000     Meredith Corp.                        303,454          568,125
      28,000     Penton Media Inc.                     367,285          567,000
      15,000     Pulitzer Publishing Co.               754,543        1,299,375
      50,000     Reader's Digest Association
                   Inc., Cl. B                       1,230,094        1,206,250
      82,000     Thomas Nelson Inc.                    987,793        1,107,000
       7,000     Times Mirror Co., Cl. A               425,038          392,000
       3,000     Tribune Co.                           164,400          198,000
                                                  ------------     ------------
                                                     9,165,422       11,661,937
                                                  ------------     ------------
Real Estate--1.3%
      35,000     Griffin Land & Nurseries
                   Inc.                                493,263          446,250
     110,000     Catellus Development
                   Corp.                             1,826,901        1,574,375
                                                  ------------     ------------
                                                     2,320,164        2,020,625
                                                  ------------     ------------
Retail--1.4%
       5,000     Aaron Rents Inc.                      100,625           75,624
      10,000     Aaron Rents Inc., Cl. A               199,750          149,375
      33,000     Lillian Vernon Corp.                  525,813          544,500
      53,000     Neiman Marcus Group
                   Inc. +                            1,230,033        1,321,688
      25,000     Scheib (Earl) Inc.                    196,312          137,500
                                                  ------------     ------------
                                                     2,252,534        2,228,687
                                                  ------------     ------------
Satellite--1.0%
      43,000     COMSAT Corp.                          944,715        1,548,000
                                                  ------------     ------------
Specialty Chemicals--0.8%
      20,000     Ferro Corp.                           337,263          520,000
      54,000     Sybron Chemicals Inc.               1,487,651          729,000
                                                  ------------     ------------
                                                     1,824,914        1,249,000
                                                  ------------     ------------
Telecommunications--1.8%
      62,000     Frontier Corp.                      1,923,865        2,108,000
      20,000     GST Telecommunications
                   Inc. +                              267,013          131,250
      55,000     Rogers Communications
                   Inc., Cl. B +                       317,794          488,125
                                                  ------------     ------------
                                                     2,508,673        2,727,375
                                                  ------------     ------------
Wireless Communications--4.7%
      35,000     Centennial Cellular Corp.,
                   Cl. A +                             776,012        1,435,000
      70,000     Rogers Cantel Mobile
                   Communications Inc.,
                   Cl. B +                             796,366          853,125
     110,000     Telephone & Data
                   Systems Inc.                      4,737,299        4,943,125
                                                  ------------     ------------
                                                     6,309,677        7,231,250
                                                  ------------     ------------
TOTAL
  INVESTMENTS--100.1%                             $ 129,131,651     155,445,815
                                                  ============

OTHER ASSETS AND
  LIABILITIES (Net)--(0.1)%                                             (84,848)
                                                                   ------------

NET ASSETS-- 100.0%                                                $155,360,967
                                                                   ============

SECURITIES SOLD SHORT
  Common Stock                                      Shares             Value
                                                    ------             -----
  Park Place Entertainment Corp
  (Proceeds $68,248)                                    10,000     $     63,750
                                                                   ============

For Federal tax purposes:
  Aggregate cost                                  $129,859,115
                                                  ============
  Gross unrealized appreciation                   $ 36,484,188
  Gross unrealized depreciation                   (10,897,488)
                                                  ------------
  Net unrealized appreciation                     $ 25,586,700
                                                  ============

(a)   Security fair valued as determined by the Board of Directors.
+     Non-income producing security.

                 See accompanying notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1998

Assets:
Investments, at value (Cost $129,131,651)                         $ 155,445,815
Cash                                                                    158,405
Dividends and interest receivable                                        87,247
Receivable for investments sold                                         512,570
Receivable for capital shares sold                                        6,734
Deferred organizational expenses                                         26,576
                                                                  -------------
  Total Assets                                                      156,237,347
                                                                  -------------
Liabilities:
Payable for investments purchased                                       106,915
Payable for capital shares redeemed                                     494,045
Payable for investment advisory fees                                    122,803
Security sold short, at value (Proceeds $68,248)                         63,750
Other accrued expenses                                                   88,867
                                                                  -------------
  Total Liabilities                                                     876,380
                                                                  -------------
  Net Assets applicable to 9,592,144 shares
    outstanding                                                   $ 155,360,967
                                                                  =============

Net Assets consist of:
Capital stock, at par value                                       $       9,592
Additional paid-in capital                                          129,718,686
Distributions in excess of net realized gain
  on investments                                                       (685,973)
Net unrealized appreciation on investments                           26,318,662
                                                                  -------------
  Total Net Assets                                                $ 155,360,967
                                                                  =============

  Net Asset Value, offering and redemption
    price per share (155,360,967 / 9,592,144
    shares outstanding; 500,000,000 shares
    authorized of $0.001 par value)                               $       16.20
                                                                  =============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998

Investment Income:
  Dividends (net of foreign taxes of $2,523)                      $   1,308,604
  Interest                                                              504,810
                                                                  -------------
    Total Investment Income                                           1,813,414
                                                                  -------------

Expenses:
  Management fees                                                     1,392,897
  Custodian fees                                                         41,740
  Legal and audit fees                                                   33,000
  Directors' fees                                                        26,400
  Organizational expenses                                                20,000
  Shareholder services fees                                              11,161
  Miscellaneous expenses                                                 30,440
                                                                  -------------
    Total Expenses                                                    1,555,638
                                                                  -------------
Net Investment Income                                                   257,776
                                                                  -------------

Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments                                    7,189,741
  Net change in unrealized
    appreciation on investments
    and security sold short                                           5,528,146
                                                                  -------------
Net realized and unrealized gain on
  investments                                                        12,717,887
                                                                  -------------
Net increase in net assets resulting from
  operations                                                      $  12,975,663
                                                                  =============

                 See accompanying notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                               December 31,    December 31,
                                                                   1998            1997
                                                              -------------   -------------
Operations:
  Net investment income                                       $     257,776   $     118,286
  Net realized gain on investments                                7,189,741       7,046,284
  Net change in unrealized appreciation on investments
   and security sold short                                        5,528,146      17,681,316
                                                              -------------   -------------
  Net increase in net assets resulting from operations           12,975,663      24,845,886
                                                              -------------   -------------
Distributions to shareholders:
  Net investment income                                            (257,776)       (118,286)
  In excess of net investment income                                     --          (8,067)
  Net realized gain on investments                               (7,198,434)     (7,046,284)
  In excess of net realized gain on investments                    (626,865)        (29,472)
                                                              -------------   -------------
  Total distributions to shareholders                            (8,083,075)     (7,202,109)
                                                              -------------   -------------
Capital share transactions:
  Net increase in net assets from capital share transactions     45,118,114      36,244,957
                                                              -------------   -------------
  Net increase in net assets                                     50,010,702      53,888,734
Net Assets:
  Beginning of period                                           105,350,265      51,461,531
                                                              -------------   -------------
  End of period                                               $ 155,360,967   $ 105,350,265
                                                              =============   =============

                 See accompanying notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
December 31, 1998

------------------
1. -- Organization
------------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is growth of capital. The Fund commenced investment operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

-------------------------------------
2. -- Significant Accounting Policies
-------------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Short Sales

      The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at the current market value sometime in the future. The Fund would incur a loss if the price of security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security,

--------------------------------------------------------------------------------


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Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Organizational Expenses.

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
3. -- Agreements with Affiliated Parties
----------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and Gabelli Funds, Inc. (the "Adviser"), the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's Sub-Administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

--------------------------
4. -- Portfolio Securities
--------------------------

      Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $108,006,193 and $56,865,560, respec-

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NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 1998

tively. For the year ended December 31, 1998, the purchases and proceeds from the security sold short were $0 and $68,248, respectively.

----------------------------------
5. -- Transactions with Affiliates
----------------------------------

      During the year ended December 31, 1998, the Fund paid brokerage commissions of $187,764 to Gabelli & Company, Inc. and its affiliates.

--------------------------------
6. -- Capital Stock Transactions
--------------------------------

      Transactions in shares of capital stock were as follows:

                                    Year Ended                        Year Ended
                                 December 31, 1998                 December 31, 1997
                                 -----------------                 -----------------
                             Shares        Amount              Shares           Amount
                             ------        ------              ------           ------
Shares sold                4,460,537    $ 73,364,220          3,454,754      $ 50,227,654
Shares issued upon re-
 investment of dividends     512,885       8,083,075            478,228         7,202,109
Shares redeemed           (2,262,453)    (36,329,181)        (1,507,694)      (21,184,806)
                          ----------    ------------         ----------      ------------
Net increase               2,710,969    $ 45,118,114          2,425,288      $ 36,244,957
                          ==========    ============         ==========      ============

-----------------------
7. -- Subsequent Event:
-----------------------

      On February 10, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940.

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--------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout each period:

                                                                   Year Ended December 31,
                                                     ------------------------------------------------
                                                        1998         1997          1996        1995+
                                                     ---------    ---------      --------    --------
Operating performance:
   Net asset value, beginning of period ...........  $   15.31    $   11.55      $  10.70    $  10.00
                                                     ---------    ---------      --------    --------
   Net investment income ..........................       0.03         0.02          0.02        0.03(a)
   Net realized and unrealized gain on investments        1.74         4.88          1.16        0.80
                                                     ---------    ---------      --------    --------
   Total from investment operations ...............       1.77         4.90          1.18        0.83
                                                     ---------    ---------      --------    --------
Distributions to shareholders:
   Net investment income ..........................      (0.03)       (0.02)        (0.02)      (0.03)
   Net realized gain on investments ...............      (0.78)       (1.12)        (0.31)      (0.09)
   In excess of net realized gain on investments ..      (0.07)       (0.00)(b)        --       (0.01)
                                                     ---------    ---------      --------    --------
   Total distributions ............................      (0.88)       (1.14)        (0.33)      (0.13)
                                                     ---------    ---------      --------    --------
Net asset value, end of period ....................  $   16.20    $   15.31      $  11.55    $  10.70
                                                     =========    =========      ========    ========
   Total return++ .................................       11.7%        42.6%         11.0%        8.4%
                                                     =========    =========      ========    ========

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ..............  $ 155,361    $ 105,350      $ 51,462    $ 26,364
Ratio of net investment income to average
  net assets ......................................       0.19%        0.17%         0.21%       0.75%(c)
Ratio of operating expenses to average
  net assets ......................................       1.12%        1.17%         1.31%       1.78%(d)
Portfolio turnover rate ...........................         43%          65%           53%         81%

------------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the period ended December 31, 1995.

                 See accompanying notes to financial statements.

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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Gabelli Capital Asset Fund

(a series of Gabelli Capital Series Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedules of investments, and security sold short of Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets for the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

New York, New York
February 3, 1999




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A-5

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                                                                   APPENDIX A


                                         BOND AND PREFERRED STOCK RATINGS

     Description of Moody's Investors Service, Inc.'s ("Moody's") Corporate Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.       An application for rating was not received or accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy. 3. There is a lack of essential data pertaining to the issue or issuer. 4. The issue was privately based, in which case the rating is not published in Moody's Investors Service,
         Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Description of S&P's Corporate Debt Ratings

     AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB:  Debt rated BBB is  regarded  as having  adequate  capacity to pay
interest  and  repay  principal.   Whereas  it  normally   exhibits   protection
parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.



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         BB, B, CCC,  CC, C: Debt  rated BB, B, CCC,  CC and C is  regarded,  on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: The "r" symbol is attached to derivative, hybrid and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks created by the terms of the obligation.

Description of Moody's Preferred Stock Ratings

         aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

         baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba: An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

         c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P's Preferred Stock Ratings

     AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

         BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

         C:  A preferred stock rated C is a non-paying issue.

     D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.